Exhibit 99.1

Marin Software Announces Third Quarter Financial Results

San Francisco, CA (November 5, 2020) – Marin Software Incorporated (NASDAQ: MRIN), a leading provider of digital marketing software for performance-driven advertisers and agencies, today announced financial results for the third quarter ended September 30, 2020.

“The increase in online commerce that has been generally observed since the beginning of the COVID-19 pandemic combined with the upcoming Q4 retail season both highlight the importance of Amazon as part of a digital marketing strategy. Marin’s integration with Amazon Attribution unlocks what is currently a black box for many advertisers and helps them better understand the full value of their Google and Facebook investment. Without such insights, advertisers are flying blind and likely undervaluing their performance.” said Chief Executive Officer Chris Lien.

Third Quarter 2020 Business and Product Release Highlights:

•	Launched reporting for Google Smart Shopping campaign types.
•	Enhanced bulk editing and creation support for Amazon in MarinOne.
•	Simplified linking of Amazon accounts with information about Amazon Campaign Type designation in the Linking Wizard.
•	Introduced product title on the product-level grids in Marin Search and MarinOne.
•	Expanded Amazon-specific columns to enable Buy Box Monitoring, Sponsored Brand performance by asset and evaluation of bid modifiers by placements for Sponsored Products.
•	Added management support for Bing Responsive Search ad formats in Marin Search and MarinOne.
•	Released a Client View and Dashboard widget to easily view performance across brands, lines of business or geographies in a single place.
•	Enhanced Cross-Client Reports in MarinOne to support client-level columns for dimensions, custom columns, conversion types, and currency.
•	Expanded automation with Automated Rules for Social allowing advertisers to trigger workflows based on campaign performance and other criteria.
•	Added support for new Facebook ad types in Marin Social, including Marketplace, Search, and Instagram Explore ads.
•	Added support for Facebook Housing, Employment and Credit Audiences in Marin Social, providing better protection against potential discrimination by advertisers.
•	Released support for Facebook’s Value Optimization bid strategy in Marin Social.

Third Quarter 2020 Financial Updates:

•	Net revenues totaled $6.8 million, a year-over-year decrease of 42% when compared to $11.7 million in the third quarter of 2019.
•

GAAP loss from operations was ($4.3) million, resulting in a GAAP operating margin of (63%), as compared to a GAAP loss from operations of ($4.1) million and a GAAP operating margin of (35%) for the third quarter of 2019.

•

Non-GAAP loss from operations was ($2.8) million, resulting in a non-GAAP operating margin of (42%), as compared to a non-GAAP loss from operations of ($2.9) million and a non-GAAP operating margin of (25%) for the third quarter of 2019.

Reconciliations of GAAP to non-GAAP financial measures have been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading “Non-GAAP Financial Measures.”

During the third quarter ended September 30, 2020, the Company commenced the implementation of a restructuring and reduction-in-force plan to reduce the Company’s operating costs and address the impact of the COVID-19 pandemic. The plan is expected to ultimately result in the reduction of the Company’s global workforce by approximately 60 employees, approximately half of which are located outside of the United States. The Company completed the majority of these actions during the third quarter of 2020 and incurred $1.1 million in restructuring costs during the quarter.

Since the end of the third quarter ended September 30, 2020, the Company has issued and sold 1,900,000 shares of its common stock, at a weighted average sales price of $3.30 per share, pursuant to the Company’s at-the-market offering program and related shelf registration statement filed with the Securities and Exchange Commission, netting proceeds to the Company of approximately $6.0 million.

Financial Outlook:

Marin is providing guidance for its fourth quarter of 2020 as follows:

Forward-Looking Guidance
In millions

	Range of Estimate
	From	To
Three Months Ending December 31, 2020
Revenues, net	$6.3	$6.8
Non-GAAP loss from operations	(2.4)	(1.9)

Non-GAAP loss from operations excludes the effects of stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, capitalization of internally developed software and non-recurring costs associated with restructurings and divestitures.

Additionally, the Company does not reconcile its forward-looking non-GAAP loss from operations, due to variability between revenues and non-cash items such as stock-based compensation. The GAAP loss from operations includes stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin’s stock. As a result, a reconciliation of the forward-looking non-GAAP financial measures to the corresponding GAAP measures cannot be made without unreasonable effort.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter ended September 30, 2020, and its outlook for the fourth quarter of 2020. To access the call, please dial (877) 705-6003 in the United States or (201) 493-6725 internationally with reference to the company name and conference title. A live webcast of the conference call will be accessible at http://public.viavid.com/index.php?id=141617. Following the completion of the call through 11:59 p.m. Eastern Time on November 12, 2020, a recorded replay will be available on the Company’s website at http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (844) 512-2921 in the United States or (412) 317-6671 internationally with the recording access code 13710848.

About Marin Software

Marin Software Incorporated’s (NASDAQ: MRIN) mission is to give advertisers the power to drive higher efficiency and transparency in their paid marketing programs that run on the world’s largest publishers. Marin Software provides enterprise marketing software for advertisers and agencies to integrate, align, and amplify their digital advertising spend across the web and mobile devices. Marin Software offers a unified SaaS advertising management platform for search, social, and eCommerce advertising. The Company helps digital marketers convert precise audiences, improve financial performance, and make better decisions. Headquartered in San Francisco with offices worldwide, Marin Software’s technology powers marketing campaigns around the globe. For more information about Marin Software, please visit www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, capitalization of internally developed software and non-recurring costs associated with restructurings and divestitures. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation, amortization of internally developed software and intangible assets, capitalization of internally developed software, impairment of goodwill and long-lived assets, benefit from or provision for income taxes, other income, net and non-recurring costs associated with restructurings and divestitures.

These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities, advertiser and customer behavior, effects of the COVID-19 pandemic, planned cost savings measures and estimated cost savings, and future financial results, including its outlook for the fourth quarter of 2020. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to the effects of the continuing global outbreak of COVID-19 on demand for our products and services, the amount of digital advertising spend managed by our customers using our products, the productivity of our personnel and other aspects of our business; our ability to maintain or grow sales to new and existing customers; any adverse changes in our relationships with and access to publishers and advertising agencies and strategic business partners, including any adverse changes in our revenue sharing agreement with Google; our ability to manage expenses and liquidity and raise additional capital; our ability complete successfully our recent restructuring plan and realize cost savings; our ability to retain and attract qualified management, technical and sales and marketing personnel; any default under or required repayment of our indebtedness or any delays or reductions in forgiveness of such indebtedness; delays in the release of updates to our product platform or new features or delays in customer deployment of any such updates or features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; level of usage and advertising spend managed on our platform; our ability to maintain or expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; any shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; adverse changes in general economic or market conditions; and our ability to acquire and integrate other businesses or sell business assets. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K, which we may file from time to time, and all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of November 5, 2020. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations, Marin Software

ir@marinsoftware.com

Media Contact

Wesley MacLaggan

Marketing, Marin Software

(415) 399-2580

press@marinsoftware.com

Marin Software Incorporated
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	September 30,	December 31,
(Unaudited; in thousands, except par value)	2020	2019
Assets:
Current assets:
Cash and cash equivalents	$7,978	$11,134
Restricted cash	972	971
Accounts receivable, net	5,432	8,939
Prepaid expenses and other current assets	3,029	3,522
Total current assets	17,411	24,566
Property and equipment, net	5,969	8,524
Right-of-use assets, operating leases	9,336	7,705
Intangible assets, net	—	95
Other non-current assets	913	1,403
Total assets	$33,629	$42,293
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$1,194	$1,679
Accrued expenses and other current liabilities	7,118	9,010
Note payable, current	2,033	-
Operating lease liabilities	6,820	3,786
Total current liabilities	17,165	14,475
Note payable, net of current	1,287	-
Operating lease liabilities, non-current	3,483	5,181
Other long-term liabilities	884	1,577
Total liabilities	22,819	21,233
Stockholders’ equity:
Common stock, $0.001 par value	7	7
Additional paid-in capital	300,490	299,263
Accumulated deficit	(288,636)	(277,112)
Accumulated other comprehensive loss	(1,051)	(1,098)
Total stockholders’ equity	10,810	21,060
Total liabilities and stockholders’ equity	$33,629	$42,293

Marin Software Incorporated
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited; in thousands, except per share data)	2020	2019	2020	2019
Revenues, net	$6,796	$11,728	$22,731	$37,652
Cost of revenues	4,323	5,567	14,253	17,307
Gross profit	2,473	6,161	8,478	20,345
Operating expenses:
Sales and marketing	1,491	3,732	5,683	12,453
Research and development	3,106	3,872	9,881	13,427
General and administrative	2,131	2,631	6,123	8,129
Total operating expenses	6,728	10,235	21,687	34,009
Loss from operations	(4,255)	(4,074)	(13,209)	(13,664)
Other income, net	111	640	1,117	1,712
Loss before benefit from income taxes	(4,144)	(3,434)	(12,092)	(11,952)
Benefit from income taxes	(72)	(161)	(568)	(70)
Net loss	$(4,072)	$(3,273)	$(11,524)	$(11,882)
Net loss per common share, basic and diluted	$(0.58)	$(0.49)	$(1.67)	$(1.90)
Weighted-average shares outstanding, basic and diluted	7,017	6,631	6,916	6,262

Marin Software Incorporated
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Nine Months Ended September 30,
(Unaudited; in thousands)	2020	2019
Operating activities:
Net loss	$(11,524)	$(11,882)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	1,661	1,475
Amortization of internally developed software	2,330	2,762
Amortization of intangible assets	95	1,468
Amortization of deferred costs to obtain and fulfill contracts	700	1,240
Loss on disposals of property and equipment and right-of-use assets	19	13
Interest expense	14	-
Unrealized foreign currency losses (gains)	(29)	(52)
Stock-based compensation expense related to equity awards	1,208	2,100
Provision for bad debts	(204)	(47)
Net change in operating leases	(294)	(421)
Changes in operating assets and liabilities:
Accounts receivable	3,723	3,728
Prepaid expenses and other assets	289	1
Accounts payable	(482)	(774)
Accrued expenses and other liabilities	(1,994)	737
Net cash (used in) provided by operating activities	(4,488)	348
Investing activities:
Purchases of property and equipment	(14)	(92)
Capitalization of internally developed software	(1,442)	(1,874)
Net cash used in investing activities	(1,456)	(1,966)
Financing activities:
Proceeds from note payable	3,320	-
Proceeds from issuance of common shares through equity distribution agreement, net of offering costs of $9 and $203 for 2020 and 2019, respectively	179	1,504
Payment of principal on finance lease liabilities	(545)	(986)
Employee taxes paid for withheld shares upon equity award settlement	(220)	(295)
Proceeds from employee stock purchase plan, net	19	123
Net cash provided by financing activities	2,753	346
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	36	(93)
Net decrease in cash and cash equivalents and restricted cash	(3,155)	(1,365)
Cash and cash equivalents and restricted cash:
Beginning of period	12,105	11,503
End of period	$8,950	$10,138

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Expenses

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands)	2019	2019	2019	2019	2019	2020	2020	2020
Sales and Marketing (GAAP)	$4,634	$4,087	$3,732	$3,383	$15,836	$2,312	$1,880	$1,491
Less Stock-based compensation	(180)	(205)	(155)	(141)	(681)	(110)	(149)	(24)
Less Amortization of intangible assets	(64)	—	—	—	(64)	—	—	—
Less Restructuring related expenses	(157)	(66)	—	(178)	(401)	(50)	—	(214)
Sales and Marketing (Non-GAAP)	$4,233	$3,816	$3,577	$3,064	$14,690	$2,152	$1,731	$1,253
Research and Development (GAAP)	$4,895	$4,660	$3,872	$4,418	$17,845	$3,437	$3,338	$3,106
Less Stock-based compensation	(281)	(269)	(266)	(209)	(1,025)	(167)	(217)	(123)
Less Amortization of intangible assets	(234)	(234)	(234)	(173)	(875)	(48)	—	—
Less Restructuring related expenses	—	—	—	—	—	—	—	(185)
Plus Capitalization of internally developed software	482	388	1,004	182	2,056	540	418	484
Research and Development (Non-GAAP)	$4,862	$4,545	$4,376	$4,218	$18,001	$3,762	$3,539	$3,282
General and Administrative (GAAP)	$3,221	$2,277	$2,631	$2,317	$10,446	$1,981	$2,011	$2,131
Less Stock-based compensation	(99)	(146)	(105)	(75)	(425)	(75)	(72)	(67)
Less Restructuring related expenses	—	—	—	—	—	—	—	(123)
General and Administrative (Non-GAAP)	$3,122	$2,131	$2,526	$2,242	$10,021	$1,906	$1,939	$1,941

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Measures

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands)	2019	2019	2019	2019	2019	2020	2020	2020
Gross Profit (GAAP)	$7,637	$6,547	$6,161	$5,848	$26,193	$3,315	$2,690	$2,473
Plus Stock-based compensation	125	142	127	139	533	94	129	(19)
Plus Amortization of internally developed software	750	955	1,057	1,142	3,904	864	818	648
Plus Amortization of intangible assets	234	234	234	173	875	47	—	—
Plus Restructuring related expenses	6	—	—	90	96	(7)	—	529
Gross Profit (Non-GAAP)	$8,752	$7,878	$7,579	$7,392	$31,601	$4,313	$3,637	$3,631
Operating Loss (GAAP)	$(5,113)	$(4,477)	$(4,074)	$(6,180)	$(19,844)	$(4,415)	$(4,539)	$(4,255)
Plus Impairment of goodwill	—	—	—	1,910	1,910	—	—	—
Plus Stock-based compensation	685	762	653	564	2,664	446	567	195
Plus Amortization of internally developed software	750	955	1,057	1,142	3,904	864	818	648
Plus Amortization of intangible assets	532	468	468	346	1,814	95	—	—
Plus Restructuring related expenses	163	66	—	268	497	43	—	1,051
Less Capitalization of internally developed software	(482)	(388)	(1,004)	(182)	(2,056)	(540)	(418)	(484)
Operating Loss (Non-GAAP)	$(3,465)	$(2,614)	$(2,900)	$(2,132)	$(11,111)	$(3,507)	$(3,572)	$(2,845)
Net Loss (GAAP)	$(4,606)	$(4,003)	$(3,273)	$(526)	$(12,408)	$(3,971)	$(3,481)	$(4,072)
Plus Impairment of goodwill	—	—	—	1,910	1,910	—	—	—
Plus Stock-based compensation	685	762	653	564	2,664	446	567	195
Plus Amortization of internally developed software	750	955	1,057	1,142	3,904	864	818	648
Plus Amortization of intangible assets	532	468	468	346	1,814	95	—	—
Plus Restructuring related expenses	163	66	—	268	497	43	—	1,051
Less Capitalization of internally developed software	(482)	(388)	(1,004)	(182)	(2,056)	(540)	(418)	(484)
Less Gain on divestiture of Perfect Audience	—	—	—	(5,064)	(5,064)	—	—	—
Net Loss (Non-GAAP)	$(2,958)	$(2,140)	$(2,099)	$(1,542)	$(8,739)	$(3,063)	$(2,514)	$(2,662)

Marin Software Incorporated
Calculation of Non-GAAP Earnings Per Share

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands, except per share data)	2019	2019	2019	2019	2019	2020	2020	2020
Net Loss (Non-GAAP)	$(2,958)	$(2,140)	$(2,099)	$(1,542)	$(8,739)	$(3,063)	$(2,514)	$(2,662)
Weighted-average shares outstanding, basic and diluted	5,945	6,201	6,631	6,705	6,373	6,819	6,912	7,017
Non-GAAP net loss per common share, basic and diluted	$(0.50)	$(0.35)	$(0.32)	$(0.23)	$(1.37)	$(0.45)	$(0.36)	$(0.38)

Marin Software Incorporated
Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands)	2019	2019	2019	2019	2019	2020	2020	2020
Net Loss	$(4,606)	$(4,003)	$(3,273)	$(526)	$(12,408)	$(3,971)	$(3,481)	$(4,072)
Depreciation	499	482	494	459	1,934	893	402	366
Amortization of internally developed software	750	955	1,057	1,142	3,904	864	818	648
Amortization of intangible assets	532	468	468	346	1,814	95	-	-
Provision for (benefit from) income taxes	33	58	(161)	(50)	(120)	25	(521)	(72)
Impairment of goodwill	—	—	—	1,910	1,910	—	—	—
Stock-based compensation	685	762	653	564	2,664	446	567	195
Capitalization of internally developed software	(482)	(388)	(1,004)	(182)	(2,056)	(540)	(418)	(484)
Gain on divestiture of Perfect Audience	—	—	—	(5,064)	(5,064)	—	—	—
Restructuring related expenses	163	66	—	268	497	43	—	1,051
Other income, net	(540)	(532)	(640)	(540)	(2,252)	(469)	(537)	(111)
Adjusted EBITDA	$(2,966)	$(2,132)	$(2,406)	$(1,673)	$(9,177)	$(2,614)	$(3,170)	$(2,479)